UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 3, 2014 (September 1, 2014)
Commission File Number: 333-184233-14

ACELITY L.P. INC.
(Exact name of registrant as specified in its charter)

Guernsey	98-1022387
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12930 West Interstate 10 San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (210) 524-9000

CENTAUR GUERNSEY L.P. INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 3, 2014, the Company announced the launch of Acelity, effectively rebranding the Company and its subsidiaries Kinetic Concepts, Inc., LifeCell Corporation and Systagenix Wound Management, Limited. In connection with the rebranding initiative, the general partner of Centaur Guernsey L.P. Inc. approved changing the name of the company from Centaur Guernsey L.P. Inc. to Acelity L.P. Inc. The name change became effective on September 1, 2014.

A copy of the press release announcing the Acelity brand launch is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELITY L.P. INC.

Date: September 3, 2014	By:	/s/ John T. Bibb
	Name:	John T. Bibb
	Title:	Authorized Signatory

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 3, 2014